土地代持契約

The Contract of the Borrowed Lands

本契約由 AiBtl BioPharma Inc.(甲方或借名人)與耘之藝有限公司(乙方或出名人)於 2024 年 10 月 28 日簽立，甲方和乙方有時在此稱為一方，統稱為雙方。原簽訂之 2024 年 3 月 15 日合作協議(甲方: AiBtl BioPharma Inc.，乙方: 方溪泉、丁慧華、方雅蓉) 因甲方為外國公司，依原簽訂合約 2.4 條所有權轉讓: 股權轉讓完成時，乙方該物業房地產所有權由乙方轉讓給 AiBtl 指定第三人。故訂立此土地代持契約。

This contract is entered into as of October, 28, 2024, by and between AiBtl BioPharma Inc. ("Party A " or "Borrowing Name"), and 耘之藝有限公司 (hereinafter referred to as "Party B" or "Borrowed Name"). Party A and Party B are sometimes referred to herein individually as a "Party," and collectively as the "Parties." The cooperation definitive agreement signed on March 15, 2024 (Party A: AiBtl BioPharma Inc.; Party B: Fang, Hsi-Chuan, Ting, Huei-hua, Fang, Ya-Rong). Since Party A is a foreign company, according to the property ownership transfer clause (Section 2.4) in the original agreement: upon completion of the equity transfer, Party B shall transfer the property ownership to a third party designated by AiBtl. Therefore, this contract of the borrowed lands is hereby established.

立約人： AiBtl BioPharma Inc.（借名人，以下簡稱甲方）

耘之藝有限公司 （出名人，以下簡稱乙方）

茲因甲方同意向乙方借名並將土地登記於乙方名下，乙方同意出借名義即受其委託代持土地，雙方依誠信原則合意訂定本土地借名登記契約(以下稱本契約) ，內容如下：

Party A has agreed to borrow Party B's name and register the land under Party B's name. Party B agrees to lend their name and act as the trustee of the land on Party A's behalf. Based on the principle of good faith, both parties mutually agree to establish this Land Name Borrowing Registration Contract (hereinafter referred to as "this Contract"), with the following terms:

第一條：契約內容

Article 1:Content

甲方同意向乙方借名，並將土地(以下稱借名土地)登記於乙方名下，乙方同意無價出名並認知借名土地之所有權人為甲方。

Party A agrees to borrow Party B's name and register the land (hereinafter referred to as the "borrowed land") under Party B's name. Party B agrees to lend its name without compensation and acknowledges that Party A is the owner of the borrowed lands.

第二條：借名土地

Article 2:Borrowed lands

一、借名土地之資料如下(本契約記載未詳盡事項，依地政機關登記簿之記載為準)：

The details of the borrowed lands are as follows (for matters not fully specified in this contract, the records in the registration book of the land administration authority shall prevail):

(一) 地號：南投縣埔里鎮牛尾段 49、49-1、49-2、49-3、49-4

Place no. 49、49-1、49-2、49-3、49-4, Section NiuWei , Puli, Nantou

(二) 甲方為借名土地登記之所有人，乙方對借名土地無處分權、管理權及使用收益權。

Party A is the registered owner of the borrowed lands, and Party B has no right of disposition, management, or use and benefit over the borrowed lands.

第三條：借名期間

Article 3:Borrowing Period

(一)借名期間自借名土地登記於乙方名下之日起至甲方處分或請求返還借名土地並完成所有權移轉登記之日止。

The borrowing period starts from the date when the borrowed lands is registered under Party B's name and lasts until Party A disposes of the lands or requests the return of the borrowed lands, completing the ownership transfer registration.

(二) 爭議事項：如發生相關事項之爭議，雙方應善意地通過協商、調解解決。

Disputed Matters: In the event of a dispute regarding related matters, the parties shall make good faith efforts to resolve the dispute through negotiation and mediation.

(三) 稅費或其他費用：因借名登記而產生的任何稅費或其他費用，應由甲方承擔。

Taxes or Other Fees: Any taxes or other fees arising from the name borrowing registration shall be paid by Party A.

第四條：終止和修改條款

Article 4:Termination and Amendment

(一) 修改條款：經雙方同意，本契約中的條款和條件可以進一步書面修改。

Amendment Clause: Upon mutual agreement, the terms and conditions of this contract may be further amended in writing.

(二) 終止條款：本契約終止或到期，除非另有規範，即不再具有任何效力。

Termination Clause: The termination or expiration of this agreement renders it null and void with immediate effect, unless stated otherwise in other provisions.

第五條：保密

Article 4: Confidentiality

(一) 謹慎義務：雙方同意在維護任何相關數據或信息的機密性時採取應有的謹慎態度。此保密義務不受本協議終止或到期的影響。

Duty of Care: Both parties agree to exercise due care in maintaining the confidentiality of any relevant data or information. This duty of confidentiality shall not be affected by the termination or expiration of this Agreement.

(二)保密義務：雙方應對從對方收到的所有機密信息保密，除非法律要求或經披露方授權，未經事先書面同意，不得向任何第三方透露。

Non-Disclosure Obligation: Both parties shall keep all confidential information received from the other party confidential and shall not disclose it to any third party without prior written consent, unless required by law or authorized by the disclosing party.

第六條：合約副本

Article 6: Copies of the Agreement

(一)本合約正本一式兩份，雙方各執一份。

Two original copies of this Agreement have been prepared, with each party holding one original copy.

(二)簽字後，雙方應保留各自持有的原件，作為雙方之間的有效證據。

After signing, each party shall retain the original copy held by them as valid evidence between the parties.

(三)本合約的副本、複製品或電子文件具有同等法律效力，可用於雙方之間的溝通。

Copies, reproductions, or electronic files of this Agreement shall have the same legal effect and may be used for communication between the parties.

Signature Page

簽名頁

Aibtl BioPharma Inc.

Name 姓名：Russman Jaimes

Title 職稱：CEO

Address 地址：44370 Old Warm Springs Blvd., Fremont, California 94538 USA

耘之藝有限公司

Name 姓名：蔣淑齡

Title 職稱：董事長

Address 地址：臺北市內湖區陽光街 321 巷 18 號 3 樓